SHAREHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2020
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

NOTE 9:-   SHAREHOLDERS’ EQUITY

a.	Cash Dividend:

On February 4, 2020, the Company declared a cash dividend of $0.13 per share. The dividend, in the aggregate amount of $3,866, was paid on March 4, 2020 to all of the Company’s shareholders of record on February 18, 2020. See also Note 10.

b.	Issuance of ordinary shares:

On June 8, 2020, the Company sold in a public offering 2,600,000 of its ordinary shares, at a price of $35 per share. The Company’s net proceeds from this offering were approximately $85,379, after deducting commissions and other offering expenses in the total amount of $606 (unaudited).